                                                                    Exhibit 10.4

                          REGISTRATION RIGHTS AGREEMENT


      THIS REGISTRATION AGREEMENT (this "Agreement") is made as of May 14, 2003 (the "Effective Date") by and between LIONS GATE ENTERTAINMENT CORP., a British Columbia corporation (the "Company"), and ENT Holding Corporation, a Delaware corporation ("Holder").


                                    RECITALS

      A. Holder is entering into a Stock Purchase Agreement as of the date of this Agreement (the "Stock Purchase Agreements") with an existing shareholder of the Company for the purchase of an aggregate of 2,500,000 common shares of the Company, no par value per share (the "Common Shares").

      B The Company believes it will benefit from having Holder as a shareholder that will contribute to and support the growth of the Company's business; and

      C. To induce Holder to become a shareholder and to enter into a lock-up agreement with respect to the Common Shares in the form attached as Exhibit A, the Company is willing to extend to Holder the rights set forth in this Agreement.

      In consideration of the foregoing, the parties agree as follows:

                           1. OPTIONAL REGISTRATIONS

1.1 Optional Registrations. If at any time or times after the date hereof, the Company determines to register any of its equity securities for its own account or the account of any of its shareholders (whether in connection with a primary offering, a secondary offering or any combination thereof) under the Securities Act of 1933, as amended (the "Securities Act") (other than in connection with (a) a registration effected solely to implement an employee benefit plan or a business combination transaction or any other similar transaction for which a registration statement on Form S-4 under the Securities Act or any comparable successor form is applicable and (b) the registration statement on Form S-2 (file no. 333-104836 filed by the Company on April 30, 2003), the Company will promptly give written notice thereof to Holder. In connection with any such registration, if within 30 days after receipt by Holder of such notice, the Company receives a written request from Holder for the inclusion of some or all of the Registrable Securities (as defined in Section 1.2) owned by it in such registration (such request to state the number of Registrable Securities intended to be disposed of by Holder), the Company will use its reasonable best efforts to include in such registration under the Securities Act all Registrable Securities that Holder requested to be registered.

1.2   "Registrable Securities" means (i) the Common Shares held by Holder, and
      (ii) any other common shares of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i). Such securities will cease to be Registrable Securities: (A) when a registration statement with respect to the sale of such securities has become effective under the Securities Act and such securities have been disposed of in accordance therewith; or (B) when such securities may be distributed pursuant to the provisions of Rule 144(k) (or any successor provisions thereto) under the Securities Act.

1.3 Underwriting. Notwithstanding the foregoing, in the case of an underwritten offering under this Section 1, the Company will not be required to include any of Holder's securities in the underwritten offering unless Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters.

1.4 Limitations on Amount. Notwithstanding any other provision of this Agreement, if the managing underwriter, if any, advises Holder and the Company in writing that marketing factors require a limitation of the number of securities to be underwritten in any offering effected pursuant to this Section 1, then the number of securities that may be included in the underwriting will be allocated: first, to the Company (unless the registration is initiated by a Prior Holder (as defined in Section 2.2) in which case the Company may not include any shares in such registration); second, to the Prior Holders; third, to the Holder and all other holders of registration rights with respect to Company common shares (which rights must have been granted at least 30 days before the Company gives the written notice specified in Section 1.1 to the Holder) pro rata among the holders of such registration rights (including Holder) in proportion to the number of shares owned by such holders; and thereafter any additional shares that may be included in the offering will be allocated pro rata among other shareholders in proportion to the number of shares proposed to be included in the registration. Notwithstanding the foregoing, if the registration is initiated by a third party shareholder with registration rights, then the number of securities that may be included in the underwriting will be allocated: first, to the Prior Holder; second, to such third party shareholder; third to the Company; and thereafter any additional shares that may be included in the offering will be allocated pro rata among other shareholders (including Holder) in proportion to the number of shares proposed to be included in the registration. The references to the Prior Holders in this Section 1.4 will be effective only so long as the Prior Holders have registration rights under the Prior Agreement (as defined in Section 2.2).

1.5 Withdrawal. Holder will have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 1 by giving written notice to the Company of its request to withdraw; provided, however, that such election will be irrevocable and, after making such election, Holder will no longer have any right to include Registrable Securities in the registration as to which such election was made. The Company may withdraw the registration statement at any time before it becomes effective, provided that the Company gives prompt notice to Holder.

1.6   Expenses. All expenses incurred by the Company in complying with this
      Section 1 (other than underwriting and selling commissions or discounts attributable to, and transfer taxes assessed on, the Registrable Securities), including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of
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      counsel for the Company, Blue Sky fees and expenses and the expense of any special audits incident to or required by any such registration, will be borne by the Company.

1.7 Miscellaneous. Without in any way limiting the types of registrations to which this Section 1 will apply, if the Company effects a "shelf registration" under Rule 415 promulgated under the Securities Act, or any other similar rule or regulation ("Rule 415") (other than a shelf registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Securities and Exchange Commission (the "Commission") under the Securities Act is applicable), the Company will take all reasonable actions, including, without limitation, the prompt filing of post-effective amendments, to permit Holder to dispose of its Registrable Securities in such registration in accordance with the terms of this Section 1, provided, that the Company will not have any obligation to keep such "shelf registration" effective after such time as all other securities available under such registration are sold.

                           2. REQUIRED REGISTRATIONS

2.1 Required Registrations. If the Company receives from Holder a written request that the Company effect the registration of Registrable Securities under the Securities Act having an aggregate offering price of not less than $2,500,000, the Company will use its reasonable best efforts to effect and maintain the registration under the Securities Act of such Registrable Securities (including at the option of the Holder a registration statement pursuant to Rule 415 of the Securities Act), provided, that the Company (i) is not required to maintain the effectiveness of a registration statement under Rule 415 of the Securities Act for longer than 120 days after it is declared effective, and (ii) may use a registration statement on Form S-3, if available, that includes only those items and that information that is required to be included in Parts I and II of such Form, and does not include any additional or extraneous items or information (e.g., a description of the Company or the Company's business) except to the extent market standards otherwise require to market the offering and if Form S-3 is not available, a registration statement on Form S-2 containing only the items required on such Form except to the extent market standards otherwise require to market the offering. Notwithstanding the foregoing, the Company will not be obligated to take any action to effect any registration pursuant to this Section 2.1
      (i) prior to the second anniversary of the Effective Date, (ii) after the Company has effected two registrations pursuant to this Section 2.1, and such registrations have been declared or ordered effective, (iii) during the period starting with the date 90 days prior to the Company's good faith estimate of the date of filing of, and ending on a date 180 days after the effective date of, a Company- or a Prior Holder-initiated registration; provided, that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective, or (iv) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

2.2 Underwriting. If Holder intends to distribute by means of an underwritten offering the Registrable Securities that, at its request, are to be registered, the right of Holder to include its Registrable Securities in such registration will be conditioned upon Holder's participation in such underwriting and the inclusion of Holder's Registrable Securities in the underwriting. Holder will enter into an underwriting agreement in customary form with the underwriter or underwriters that the Company selects for such underwriting. Except for Mark Amin and Reza Amin or their permitted transferees (the "Prior Holders"), who are parties to that certain Registration Rights Agreement, dated June 6, 2000 (the "Prior Agreement"), no other shareholder of the Company may include shares in a registration filed pursuant to this Section 2 without the prior written consent of Holder.

2.3 Limitations on Amount. Notwithstanding any other provision of this Agreement, if the managing underwriter, if any, advises Holder and the Company in writing that marketing factors require a limitation of the number of securities to be underwritten in any offering effected pursuant to this Section 2, then the number of securities that may be included in the underwriting will be allocated: first, to the Holder; second to the Prior Holders; and thereafter any additional shares that may be included in the offering shall be allocated to the Company (or at the Company's discretion to other shareholders), provided, that if the Company, in its sole discretion (after consultation with its legal advisors), determines that this provision is inconsistent with any provision of the Prior Agreement, the Prior Holders shall be allocated shares for inclusion in such registration statement first and the Holders shall be second or pro rata as the Prior Agreement shall require. The references to the Prior Holders in this Section 2.3 will be effective only so long as the Prior Holders have registration rights under the Prior Agreement.

2.4   Expenses. All expenses incurred by the Company in complying with this
      Section 2 (other than underwriting and selling commissions or discounts attributable to, and transfer taxes assessed on, the Registrable Securities), including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, Blue Sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which will be paid in any event by the Company), will be borne by Holder; provided, however, that if the Company or the Prior Holders include any shares in a registration the Company will be responsible for the pro rata share of such expenses based on the percentage of the total shares registered that the shares that the Company and the Prior Holders included in the registration represented.

2.5 Postponement. The Company may postpone the filing of any registration statement requested under this Section 2 for a reasonable period of time, not to exceed an aggregate of 90 days during any 12 month period, if the Company has made a good faith, reasonable determination that such filing would either: (A) require the disclosure of a material transaction and such disclosure would have a material adverse effect on the Company; or
      (B) otherwise have a material adverse effect on the Company because of unusual market conditions or other circumstances. The Company will not be required to cause a registration statement requested pursuant to this
      Section 2 to become effective prior to 180 days following the effective date of a registration statement initiated by the Company or a Prior Holder, if the request of Holder for registration pursuant to this Section 2 has been received by the Company subsequent to the giving of written notice by the Company, pursuant to Section 1 hereof, to Holder to the effect that the Company is commencing to prepare a Company or a Prior Holder-initiated registration statement; provided, however, that the Company will use its reasonable best efforts to achieve such effectiveness promptly following (a) such 180 day period if the request pursuant to this
      Section 2 has been made prior to the expiration of such 180 day period or
      (b) the withdrawal by the Company of the registration statement. Any registration effected pursuant to this Section 2 and so designated by Holder will be subject to this Section 2, regardless of the Securities Act form on which such registration is effected.

                     3. FURTHER OBLIGATIONS OF THE COMPANY

      Whenever under the preceding sections of this Agreement the Company is required to register any Registrable Securities, it agrees that it will also:

3.1 Diligently prepare and file with the Commission a registration statement on the appropriate form under the Securities Act, which registration statement will comply as to form in all material respects with the requirements of the applicable form and will include all financial statements required by the Commission to be filed therewith, and diligently prepare and file such amendments and supplements to said registration statement and the prospectus used in connection therewith as may be necessary to cause such registration statement to become effective and remain effective for so long as such registration is required to remain effective pursuant to the terms hereof.

3.2 Furnish to Holder without charge such number of copies of each preliminary and final prospectus and such other documents as Holder may reasonably request to facilitate the public offering of his Registrable Securities.

3.3 Make reasonably available for inspection by a representative of, and counsel for, any underwriter participating in any disposition pursuant to a registration statement, all relevant financial and other records, pertinent corporate documents and properties of the Company and cause the officers, directors and employees of the Company to supply all relevant information reasonably requested by such representative, counsel or any such underwriter in connection with any such registration statement.

3.4 Use its reasonable best efforts to register or qualify the securities covered by said registration statement under the securities or "blue-sky" laws of such jurisdictions as Holder may reasonably request, provided that the Company will not be required to register or qualify the securities in any jurisdictions that require it to qualify to do business or subject itself to general service of process therein.

3.5 Immediately notify Holder, at any time when a prospectus relating to his Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which such prospectus contains an untrue statement of a material fact or omits any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, at the request of Holder, prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

3.6 Use its reasonable best efforts to cause all such Registrable Securities to be quoted on the market or listed on each securities exchange, as applicable, on which similar securities issued by the Company are then quoted or listed.

3.7 If requested by Holder in connection with any Required Registration, the Company will use its reasonable best efforts to cause (a) counsel for the Company to deliver an opinion relating to the registration statement and Registrable Securities, in customary form, (b) its officers to execute and deliver all customary documents and certificates requested by a representative of Holder or any underwriter, as applicable, and (c) its independent public accountants to provide a comfort letter in customary form.

3.8 Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission.

                        4. INDEMNIFICATION; CONTRIBUTION

4.1 By the Company. The Company will indemnify and hold harmless Holder, its stockholders, officers and directors, any underwriter (as determined in the Securities Act) for Holder and each person, if any, who controls Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the "Exchange Act") against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such expenses, claims, losses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any registration, qualification or compliance, (ii) the omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or
      (iii) any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with a registration, qualification or compliance, and the Company will reimburse such Holder, stockholder, officer or director, underwriter or controlling person for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any claim, loss, damage, liability or action, provided that the Company will not be liable in any case to the extent that any claim, loss, damage, liability or expense arises out of or is based on any Violation made in reliance upon and in conformity with written information furnished to the Company by such Holder, stockholder, officer, director, underwriter or controlling person of such Holder and stated to be specifically for use therein; provided further that the indemnity agreement contained in this Section 4.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

4.2 By Holder. Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other person selling securities under such registration statement or any of such other person's stockholders, directors or officers or any person who controls such other person within the meaning of the Securities Act or the Exchange Act against all expenses, claims, losses, damages and liabilities (or actions in respect thereof) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such expenses, claims, losses, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Holder expressly for use in connection with such registration; and Holder will pay, as incurred, the Company or any such director, officer, controlling person, underwriter or other person selling securities under such registration statement, stockholder, officer, director or controlling person of such other person for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any claim, loss, damage, liability or action; provided that the indemnity agreement contained in this Section 4.2 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or expense if such settlement is effected without the consent of Holder (which consent shall not be unreasonably withheld). Notwithstanding the foregoing, the liability of Holder under this subsection (b) shall be limited in an amount equal to the net proceeds from the shares sold by Holder.

4.3 Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 4 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party will have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties, and the indemnified party may participate in such defense at such party's expense; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) will have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, will relieve such indemnifying party of any liability to the indemnified party under this Section 4, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4.

4.4   Contribution. If the indemnification provided for in Section 4.1 or
      Section 4.2 above for any reason is held by a court of competent jurisdiction to be unavailable to an indemnified party in respect of any losses, claims, damages, expenses or liabilities, then each indemnifying party under this Section 4, in lieu of indemnifying such indemnified party thereunder, will contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities: (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and Holder from the offering (and the relative benefits received by the Holder shall be deemed to be an amount equal to the net proceeds from the shares sold by Holder); or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and Holder in connection with the Violation(s) that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and Holder will be deemed to be in the same respective proportions as the net proceeds from the offering (before deducting expenses) received by the Company and Holder, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price. The relative fault of the Company and Holder will be determined by reference to, among other things, whether the Violation relates to information supplied by the Company or Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and Holder agree that it would not be just and equitable if contribution pursuant to this Section 4.3 were determined by pro rata or per capita allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
      Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

4.5 Survival. The obligations of the Company and Holder under this Section 4 will survive until the fifth anniversary of the completion of any offering of Registrable Securities in a registration statement, regardless of the expiration of any statutes of limitation or extensions of such statutes.

4.6 Miscellaneous. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this
      Section 4 will be deemed to
      include, subject to the limitations set forth above, any reasonable legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

                                5. TERMINATION.

      The registration rights provided in this Agreement will terminate once, in the opinion of counsel to the Company, all Registrable Securities may be sold under Rule 144 of the Securities Act in a continuous three month period.

                            6. RULE 144 REQUIREMENTS

      For so long as it remains subject to the reporting requirements of either
Section 13 or 15(d) of the Exchange Act, the Company will use its reasonable best efforts to file with the Commission such information as the Commission may require under either of said Sections; and in such event, the Company will use its reasonable best efforts to provide such current public information as may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor or similar exemptive rules hereafter in effect).

                       7. TRANSFER OF REGISTRATION RIGHTS

      The registration rights of Holder under this Agreement may not be transferred to any transferee of the Registrable Securities without the prior written consent of the Company.

                              8. MARKET STAND-OFF

      Holder agrees, if requested by any underwriter, not to sell or otherwise transfer or dispose of any securities of the Company held by it for up to 90 days (unless the managing underwriter (if any) reasonably requests a longer period not to exceed 180 days) following the effective date of any registration statement of the Company filed under the Securities Act and in which Holder participates pursuant to this Agreement, subject to the condition that all directors and executive officers of the Company enter into similar agreements.

                       9. REPRESENTATIONS AND WARRANTIES

9.1 The Company represents and warrants to Holder as follows:

      9.1.1 the Company is duly organized, validly existing and in good standing in its jurisdiction of organization and has all requisite power and authority to enter into and perform this Agreement;

      9.1.2 the execution, delivery and performance of this Agreement by the Company has been duly authorized by all necessary action on the part of the Company;

      9.1.3 this Agreement has been duly executed and delivered; and

      9.1.4 the execution, delivery and performance by the Company of this Agreement does not and will not result in any violation of and will not conflict with or result in a breach of any of the terms of or constitute a default under (i) any provision of law, rule or regulation to which the Company is subject, (ii) the charter or other organizational documents of the Company, (iii) any mortgage, indenture, agreement, instrument, judgment, decree, order or other restriction to which the Company is a party or by which its assets are bound.

9.2 Holder represents and warrants to the Company that:

      9.2.1 Holder is duly organized, validly existing and in good standing in its jurisdiction of organization and has all requisite power and authority to enter into and perform this Agreement;

      9.2.2 the execution, delivery and performance of this Agreement by Holder has been duly authorized by all necessary action on the part of Holder;

      9.2.3 this Agreement has been duly executed and delivered; and

      9.2.4 the execution, delivery and performance by Holder of this Agreement does not and will not result in any violation of and will not conflict with or result in a breach of any of the terms of or constitute a default under (i) any provision of law, rule or regulation to which Holder is subject, (ii) the charter or other organizational documents of Holder,
      (iii) any mortgage, indenture, agreement, instrument, judgment, decree, order or other restriction to which Holder is a party or by which its assets are bound.

                               10. MISCELLANEOUS

10.1 Future Registration Rights Agreements. The Company agrees that it will not after the date of this Agreement grant any registration rights to any other person on terms more favorable than those granted to the Holder hereunder.

10.2 Survival of Covenants. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective permitted successors and assigns of the parties hereto whether so expressed or not.

10.3 Notices and Demands. Any notice, request, demand or other communication which is required or permitted under this Agreement will be in writing and will be deemed to have been duly given (a) when received if personally delivered, (b) when transmitted if transmitted by facsimile only during the recipient's normal business hours unless arrangements have otherwise been made to receive such notice by telex or telecopy outside of normal business hours, with confirmation of successful transmission received by the sender, (c) the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., DHL, UPS or Federal Express); and (d) upon receipt, if sent by certified or registered mail, return receipt requested. In each case notice will be sent as indicated below:

                           If to Holder, to:

                           ENT Holding Corporation
                           2049 Century Park East Suite 2700
                           Los Angeles, California 90067
                           Attention:  Heather McCormick
                           Facsimile:  (310) 228-9602

                           With a copy to:

                           Riordan & McKinzie
                           300 South Grand Avenue Suite 2900
                           Los Angeles, California 90071
                           Attention: Cynthia Dunnett
                           Facsimile: (213) 229-8550

                           If to the Company, to:

                           Lions Gate Entertainment Corp.
                           4553 Glencoe Avenue, Suite 200
                           Marina del Rey, CA  90292
                           Attention:  Wayne Levin
                           Facsimile:  (310) 452-8934

                           With a copy to:

                           O'Melveny & Myers LLP
                           1999 Avenue of the Stars, Suite 700
                           Los Angeles, CA  90067
                           Attention:  Allison M. Keller
                           Facsimile:  (310) 246-6779

10.4 Governing Law. This Agreement will be deemed to be a contract made under, and will be construed in accordance with, the internal laws of the State of Delaware.

10.5 Severability. If any provision of this Agreement will be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability will attach only to such provision and will not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement will be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

10.6 Successors and Assigns. This Agreement will inure to the benefit and be binding on the permitted successors, assigns and transferees of each of the parties.

10.7 Amendment. This Agreement may be amended only with the prior written consent of the Company and Holder.

10.8 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same agreement.

10.9 Headings. The headings in this Agreement are for convenience of reference only and do not limit or otherwise affect the meaning hereof.

10.10 Interpretation. The parties acknowledge that each party has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. No provision of this Agreement will be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

10.11 Further Assurances. Each party agrees to cooperate fully with the other party, to take such actions, to execute such further instruments, documents and agreements, and to give such further written assurances, as may be reasonably requested by the other party to evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.

10.12 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to their registration rights with respect to any securities of the Company or any of its subsidiaries or affiliates. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the Registrable Securities.

                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, the undersigned have executed this Registration Rights Agreement that will be effective as of the Effective Date.

                                            Lions Gate Entertainment Corp.


                                            By:__________________________
                                            Name:
                                            Title:


                                            ENT Holding Corporation

                                            By:__________________________
                                            Name:
                                            Title: